                                                                    EXHIBIT 99.1

                             Healthcare Realty Trust
                           Investor Slide Presentation

                                   April 2005
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                                    OVERVIEW

o One of the largest REITs focused exclusively on healthcare with approximately $2.0 billion in investments and commitments.

o 253 owned or financed properties diversified by client, location and facility type.

o Relationships with leading publicly-traded and not-for-profit health systems.

o    Property management of 7.7 million square feet nationwide.

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                                    OVERVIEW

o Conservative investment standards based upon industry research, historical performance and prudent underwriting.

o    Maintenance of conservative financial policies.

          --  Capital structure.

          --  Payout ratio.

          --  Investment return criteria.

          --  Portfolio diversification.

o        Ranked 5th overall in financial flexibility among top 84 REITs:

          --   #10 Debt to Book Capitalization.

          --   #6 Fixed Charge Coverage.

          --   #17 Interest Coverage.

o    Low business-risk profile.

o    Management team with aligned ownership interest.

o Significant experience in managing, leasing and construction of healthcare facilities.
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                            PORTFOLIO AND OPERATIONS

CORPORATE GOVERNANCE

o    Corporate documents.

          --  Code of Business Conduct and Ethics.

          --  Corporate Governance Principles.

          --  Charter of the Corporate Governance Committee.

          --  Charter of the Audit Committee.

          --  Charter of the Compensation Committee.

o    Internal audit function.

o    Internal controls that facilitate certification requirements.

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                            PORTFOLIO AND OPERATIONS

INVESTMENT BY FACILITY TYPE

o    Medical Office/Outpatient  67%

o    Skilled Nursing            10%

o    Assisted Living            10%

o    Inpatient Rehab             8%

o    Other Inpatient             2%

o    Independent Living          2%

 --  Information as of 12/31/04

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
                            PORTFOLIO AND OPERATIONS

MEDICAL OFFICE/OUTPATIENT OCCUPANTS* (67% TOTAL INVESTMENTS)

     BY SQUARE FOOTAGE, AS A % OF 13.2 MILLION TOTAL SQUARE FEET

o    Entity Occupants of < 5.0% each 69%

          --  HCA                   1.0%

          --  HLSH                  0.8%

          --  THC                   0.7%

o    Total Inpatient                 31%

* The Medical Office/Outpatient Portfolio consists of approximately 2,400 occupants with an average square footage of approximately 3,900 feet each.

 --  Information as of 12/31/04

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                            PORTFOLIO AND OPERATIONS

INPATIENT OCCUPANTS* (33% TOTAL INVESTMENTS)
         BY SQUARE FOOTAGE, AS A % OF 13.2 MILLION TOTAL SQUARE FEET

o    Entity Occupants of < 5.0% each 31%

          --  HLSH                  4.9%

o    Total Outpatient                69%

* The Inpatient Portfolio consists of approximately 18 operators with an average square footage of approximately 201,000 feet each.

          --  Information as of 12/31/04

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                             HEALTHCARE ENVIRONMENT

o    Growing demand for healthcare services.

          --  15.3% GDP, projected at 18.7% in 2014.

          --  Aging demographics.

o    Healthcare industry fundamentals remain stable.

          --  Positive commercial pricing.

          --  Moderating cost pressures.

          --  Higher reimbursement in 2005.

o    Improved operating environment for senior living facilities.

o    Continued emphasis on outpatient and lower-cost settings.

o    Capital needs heighten use of alternative sources of capital.

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
                             HEALTHCARE ENVIRONMENT

o    Graphic Omitted: Inpatient Admissions per Thousand from 1950 to 2003

-- Source: American Hospital Association, Hospital Statistics 2005, SMG Marketing Group 1997.

o    Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 2003

-- Source: American Hospital Association, Hospital Statistics 2005, SMG Marketing Group 1997.

o    Graphic Omitted: National Healthcare Spending

-- Source: Centers for Medicare & Medicaid Services, Office of the Actuary, National Health Statistics Group, 2005.

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                             HEALTHCARE ENVIRONMENT

HEALTHCARE LEGISLATION

o    Higher Medicare reimbursement in 2005.

o    Hospitals set to receive full market basket update through 2007.

         -- Proposed Congressional budgets for 2006 include full inflationary update for providers.

         -- MedPAC recommended an update minus 0.4%, in line with historical average.

o    SNF reimbursement rate reform expected for 2006.

         -- Expiration of $1.5 billion in temporary funding likely, to be partially offset by full update.

o Medicaid outlook improving for most states, potential reform at federal level.

o    Federal deficits should not impact Medicare spending.

         -- No historical correlation between Medicare spending and federal deficits.

         -- Past Medicare cuts driven by high profit margins for providers and high cost growth.

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                             HEALTHCARE ENVIRONMENT

o    Graphic Omitted: % Change in Medicare YTY vs. $ Total Federal
     Surplus/(Deficit)

-- Source: Congressional Budget Office, Centers for Medicare and Medicaid Services and Bank of America Securities LLC, Gary Taylor "Hospital Industry," February 14, 2003.

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
                             HEALTHCARE ENVIRONMENT

o    Graphic Omitted: Medicare % of GDP vs. Total Federal Surplus/(Deficit) % of
     GDP

-- Source: Congressional Budget Office, Centers for Medicare and Medicaid Services and Bank of America Securities LLC, Gary Taylor "Hospital Industry," February 14, 2003.

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                                    STRATEGY
INVESTMENT CRITERIA

o    Conservative growth profile.

o    Long-term client relationship with aligned interests paramount.

o    Properties integral to long-term growth strategy of hospital.

o    Health system strength, history, market position and strategy.

o    Maintain portfolio diversity (type of property, tenant, geographic).

o    Location, construction quality, condition and design.

o    HR's Internal Rate of Return exceeds its Weighted Average Cost of Capital.

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                                    STRATEGY

GROWTH PLANS

o    Selective acquisitions to build core relationships.

o    Build-to-suit development pipeline.

o    Emphasize existing portfolio performance.

o    Property management and services opportunities.

o    Cross-selling of services.

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                                    STRATEGY

DIVIDENDS PER SHARE*

4Q97                       $0.510
1Q98                       $0.515
2Q98                       $0.520
3Q98                       $0.525
4Q98                       $0.530
1Q99                       $0.535
2Q99                       $0.540
3Q99                       $0.545
4Q99                       $0.550
1Q00                       $0.555
2Q00                       $0.560
3Q00                       $0.565
4Q00                       $0.570
1Q01                       $0.575
2Q01                       $0.580
3Q01                       $0.585
4Q01                       $0.590
1Q02                       $0.595
2Q02                       $0.600
3Q02                       $0.605
4Q02                       $0.610
1Q03                       $0.615
2Q03                       $0.620
3Q03                       $0.625
4Q03                       $0.630
1Q04                       $0.635
2Q04                       $0.640
3Q04                       $0.645
4Q04                       $0.650

*Note: HR has increased its dividend by half a cent every quarter since its inception in 1993.

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
                                    STRATEGY

FINANCIAL OBJECTIVES

o    Debt-to-book capital leverage.

          --  41.9% as of 12/31/04.

          --  35-45% target.

o    IRR > WACC

          -- Terminal value = initial investment.

          -- Dividend discount model.

o    Financial flexibility.

          --  Substantial use of equity.

          --  Utilize targeted debt-to-book ratio.

          --  Minimal use of secured debt.

o    Target dividend payout ratio 85%-95%.

o    Improve investment-grade debt ratings.

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                               FINANCIAL POSITION

DEBT MATURITIES

2005                       $  26.8 million
2006                       $  44.3 million
2007                       $   6.3 million
2008                       $   6.8 million
2009                       $   7.3 million
2010 & After               $ 627.7 million
------------------------------------------
Total                      $ 719.3 million

 --  Information as of 12/31/04

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
                               FINANCIAL POSITION

PEER COMPARISON

         -- KEY INDICATORS

                                                 HR (1)        HCP        HCN         NHP
------------------------------------------------------------------------------------------
Total Debt / Recurring EBITDA (x)                 4.43        4.40        5.15        4.82
Recurring EBITDA / Fixed Charges (x)              3.56        3.07        2.69        2.58
Secured Debt % Gross Assets                       2.5%        3.8%        5.8%        9.3%
Total Debt + Pref. Equity % Gross Assets         35.1%       48.7%       53.1%       52.1%
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                                                                Information as of 12/31/04

(1) Calculations are based on preliminary numbers and are subject to completion of restated financial statements for the period indicated.

Source: Company Reports.

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                               FINANCIAL POSITION

PEER COMPARISON
     -- LEVERAGE STRESS TEST
            (RANKED OUT OF 84 REITS)



                                                HR          HCP         HCN        NHP
--------------------------------------------------------------------------------------
Total Debt / Total Assets < 60%                10th         15th       25th        20th
Total Secured Debt / Total Assets < 40%         6th         13th       14th        17th
EBITDA / Interest Expense > 1.5x               15th         12th       33rd        34th
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                                                              Information as of 9/30/04


Source: Credit Suisse First Boston, "REITs: 2005 Outlook and Recommendations,"
        January 27, 2005.

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

                               FINANCIAL POSITION

PEER COMPARISON
         -- OTHER KEY MEASURES

                                             HR (1)     HCP         HCN        NHP
------------------------------------------------------------------------------------
Leverage:
    Debt / Book Capitalization                41.9%     49.4%       47.0%     50.8%
    Debt / Undepreciated Assets               35.1%     40.9%       42.8%     41.9%
    Secured Debt / Total Debt                  7.1%      9.4%       13.5%     22.2%
    FFO / Debt + Preferred                    16.4%     12.5%       10.0%     10.3%
------------------------------------------------------------------------------------
Coverage:
    EBITDA / Interest Coverage (x)              3.7       3.8         3.2       3.1
    Fixed Charge Coverage (x)                   3.6       3.0         2.7       2.6
------------------------------------------------------------------------------------
Portfolio Concentration:
    Assisted Living                             10%       27%         53%       63%
    Skilled Nursing                             10%       20%         41%       33%
    Mortgages                                    2%        4%          9%        4%
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                                                      Information as of 12/31/04

(1) Calculations are based on preliminary numbers and are subject to completion of restated financial statements for the period indicated.

Source: Company Reports.

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                                     SUMMARY

CREDIT STRENGTHS

o    Conservative financial and investment policies.

o    Strongly positioned in the most stable healthcare sectors.

o    Geographically diverse portfolio with assets located in 31 states.

o    Predictable cash flow from lessees.

o    Minimal secured debt.

o    Low business-risk profile.

o    Sector leader in key financial indicators.

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                             HEALTHCARE REALTY TRUST

                        HEALTHCARE'S REAL ESTATE COMPANY

     The matters discussed within may contain forward-looking statements that involve risks and uncertainties. These forward-looking statements are subject to completion of the restatement of prior period financial statements and selected financial data, the finalization of management's assessment of the effectiveness of the Company's internal controls over financial reporting as required by
Section 404 of the Sarbanes-Oxley Act, the development of transactions that may materially differ from the projections and may be affected by other risks and uncertainties discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2003. Forward-looking statements represent the Company's judgment as of the date of this presentation and the Company's actual results could differ materially from such forward-looking statements. The Company disclaims any obligation to update forward-looking material.